EXHIBIT 99.1

Scientific Games Announces Completion of Refinancing Transaction

LAS VEGAS, Aug. 14, 2017 /PRNewswire/ -- Scientific Games Corporation (NASDAQ: SGMS) ("Scientific Games" or "the Company") today announced that its wholly owned subsidiary, Scientific Games International, Inc. ("SGI"), completed an amendment to its credit agreement that extended the maturity of its $3.283 billion of existing term loans and reduced the applicable interest rate on the term loans to a rate of LIBOR plus 325 basis points with no LIBOR floor. All of the term loans under the credit agreement are now scheduled to mature on August 14, 2024 (subject to accelerated maturity under certain circumstances).

"Our ongoing attention toward improving operating execution, generating stronger cash flows and deleveraging our balance sheet has enabled us to amend our credit agreement on more favorable terms," said Kevin Sheehan, Chief Executive Officer of Scientific Games. "Moreover, by improving our capital structure, future cash flow is further strengthened."

About Scientific Games
Scientific Games Corporation (NASDAQ: SGMS) is a leading developer of technology-based products and services and associated content for the worldwide gaming, lottery and interactive gaming industries. The Company's portfolio includes gaming machines and game content; casino management systems; table game products and services; instant and draw-based lottery games; lottery systems; lottery content and services; interactive gaming and social casino solutions, as well as other products and services. For more information, please visit www.scientificgames.com, which is updated regularly with financial and other information about the Company.

COMPANY CONTACTS

Investor Relations:
Bill Pfund +1 702-532-7663
Vice President, Investor Relations
bill.pfund@scientificgames.com

Media Relations:
Susan Cartwright +1 702-532-7981
Vice President, Corporate Communications
susan.cartwright@scientificgames.com

Forward-Looking Statements
In this press release, Scientific Games makes "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "plan," "continue," "believe," "expect," "anticipate," "target," "should," "could," "potential," "opportunity," "goal," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; U.S. and international economic and industry conditions, including slow growth of new gaming jurisdictions, slow addition of casinos in existing jurisdictions, and declines in the replacement cycle of gaming machines; ownership changes and consolidation in the gaming industry; opposition to legalized gaming or the expansion thereof; inability to adapt to, and offer products that keep pace with, evolving technology, including any failure of our investment of significant resources in our R&D efforts; inability to develop successful products and services and capitalize on trends and changes in our industries, including the expansion of internet and other forms of interactive gaming; laws and government regulations, including those relating to gaming licenses and environmental laws; dependence upon key providers in our social gaming business; inability to retain or renew, or unfavorable revisions of, existing contracts, and the inability to enter into new contracts; level of our indebtedness, higher interest rates, availability or adequacy of cash flows and liquidity to satisfy indebtedness, other obligations or future cash needs; inability to reduce or refinance our indebtedness; restrictions and covenants in debt agreements, including those that could result in acceleration of the maturity of our indebtedness; protection of our intellectual property, inability to license third party intellectual property, and the intellectual property rights of others; security and integrity of our products and systems and reliance on or failures in information technology and other systems; challenges or disruptions relating to the implementation of a new global enterprise resource planning system; failure to maintain internal control over financial reporting; natural events that disrupt our operations or those of our customers, suppliers or regulators; inability to benefit from, and risks associated with, strategic equity investments and relationships; failure to achieve the intended benefits of our acquisitions; incurrence of restructuring costs; implementation of complex revenue recognition standards or other new accounting standards; changes in estimates or judgments related to our impairment analysis of goodwill or other long-lived assets; fluctuations in our results due to seasonality and other factors; dependence on suppliers and manufacturers; risks relating to foreign operations, including fluctuations in foreign exchange rates, restrictions on the payment of dividends from earnings, restrictions on the import of products and financial instability, including the potential impact to our business resulting from the affirmative vote in the U.K. to withdraw from the EU, and the potential impact to our instant lottery game concession or VLT lease arrangements resulting from the recent economic and political conditions in Greece; changes in tax laws or tax rulings, or the examination of our tax positions; dependence on key employees; litigation and other liabilities relating to our business, including litigation and liabilities relating to our contracts and licenses, our products and systems, our employees (including labor disputes), intellectual property, environmental laws and our strategic relationships; influence of certain stockholders; and stock price volatility.

Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including the Company's current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on March 3, 2017 (including under the headings "Forward Looking Statements" and "Risk Factors"). Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.